UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 12, 2015
PPG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15272
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(412) 434-3131

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the two-for-one stock split of the common stock of PPG Industries, Inc. (the “Company”), effected in the form of a 100% stock dividend paid on June 12, 2015, the Board of Directors of the Company approved an Amendment to the Company’s Restated Articles of Incorporation (the “Articles of Incorporation”). As authorized by Pennsylvania law, the Amendment to the Articles of Incorporation increased the number of shares of authorized common stock of the Company in the same proportion by which the number of shares distributed in the stock dividend increased the number of shares of issued common stock (which doubled the number of shares of authorized common stock). The Amendment increased the number of shares of common stock authorized under the Articles of Incorporation to 1,200,000,000 shares, and increased the total number of shares authorized in the Articles of Incorporation to 1,210,000,000 shares (which includes, in the aggregate, the authorized shares of common stock and 10,000,000 authorized shares of preferred stock). The number of shares of authorized preferred stock did not change as a result of the Amendment.
The Amendment to the Articles of Incorporation, which was effective on June 12, 2015, is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
To recast historical adjusted earnings per share for the two-for-one stock split of its common stock, the Company is furnishing as Exhibit 99.1 an unaudited reconciliation of adjusted net income and adjusted earnings per diluted share from continuing operations and discontinued operations to net income and earnings per diluted share from continuing operations and discontinued operations, excluding certain one time items.

Item 8.01.	Other Events.
The Company completed a two-for-one stock split of its common stock, effected in the form of a 100% stock dividend, which was paid on June 12, 2015.
The shares of common stock, par value $1.66 2/3 per share, are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 and listed on the New York Stock Exchange.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being furnished as part of this Report

Exhibit Number	Description

3.1	Articles of Amendment to the Restated Articles of Incorporation of PPG Industries, Inc. effective June 12, 2015.
99.1	Unaudited reconciliation of adjusted net income and adjusted earnings per diluted share from continuing operations and discontinued operations.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: June 18, 2015	By:	/s/ Frank S. Sklarsky
Frank S. Sklarsky
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment to the Restated Articles of Incorporation of PPG Industries, Inc. effective June 12, 2015.
99.1	Unaudited reconciliation of adjusted net income and adjusted earnings per diluted share from continuing operations and discontinued operations.